SUPPLEMENT

DATED APRIL 5, 2012 TO

THE HARTFORD ADVISERS FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED JANUARY 30, 2012

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on March 27, 2012, the Board approved a change in the name of The Hartford Advisers Fund (the “Fund”).  Accordingly, as of April 30, 2012, the name of the Fund will be changed to “The Hartford Balanced Fund.”  In addition, as of the same date Karen H. Grimes will become a portfolio manager for the Fund and Steven T. Irons and Peter I. Higgins will no longer serve as portfolio managers for the Fund.

Effective April 30, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             On the front cover, the Fund’s name is changed to The Hartford Balanced Fund and conforming changes are made throughout.

2.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the references to Mr. Irons and Mr. Higgins are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Karen H. Grimes, CFA	Senior Vice President and Equity Portfolio Manager	2012

3.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the references to Mr. Irons and Mr. Higgins are deleted in their entirety and replaced with the following:

Karen H. Grimes, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the Fund since 2012.  Ms. Grimes joined Wellington Management as an investment professional in 1995.

This Supplement should be retained with your Prospectus for future reference.

HV-7147	April 2012